UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 18, 2021

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On February 18, 2021, S&P Global Inc., a New York corporation (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”), disclosing that, pursuant to the previously announced Agreement and Plan of Merger (as amended by Amendment No. 1 thereto, dated as of January 20, 2021), dated as of November 29, 2020, by and among the Company, IHS Markit Ltd., a Bermuda exempted company limited by shares (“IHS Markit”) and Sapphire Subsidiary, Ltd., a Bermuda exempted company limited by shares and a wholly owned subsidiary of the Company (“Merger Sub”), the Board of Directors (the “Board”) of the Company elected Jacques Esculier, Gay Huey Evans, Robert P. Kelly and Deborah McWhinney (collectively, the “New SPGI Directors”) to serve as directors of the Company effective as of, and contingent upon, the merger of Merger Sub with and into IHS Markit (the “Merger”).

At the time of the New SPGI Directors’ appointments, the Board had not yet determined on which of the Board’s committees the New SPGI Directors would serve.

This Amendment No. 1 to the Form 8-K is being filed to disclose that, on January 26, 2022, the Board appointed (a) Jacques Esculier and Deborah McWhinney to the Finance Committee of the Board; (b) Jacques Esculier, Deborah McWhinney and Gay Huey Evans to the Audit Committee of the Board; (c) Robert P. Kelly and Gay Huey Evans to the Compensation and Leadership Development Committee of the Board; and (d) Robert P. Kelly to the Nominating and Corporate Governance Committee of the Board. The appointment of the New SPGI Directors to the Board and their appointment to the committees of the Board are effective as of, and contingent upon, closing of the Merger. The Merger remains contingent on the satisfaction or waiver of certain customary closing conditions, including the receipt of regulatory approvals.

Forward-Looking Statements:

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industry and markets in which the Company and IHS Markit operate and beliefs of and assumptions made by the Company’s management and IHS Markit management, involve uncertainties that could significantly affect the financial or operating results of the Company, IHS Markit or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “will, ” “should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, projections of earnings, statements of plans for future operations or expected revenues, statements about the benefits of the Merger, including future financial and operating results and cost and revenue synergies, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for shareholders, benefits of the Merger to shareholders, employees, customers and other constituents of the combined company, the outcome of contingencies, future actions by regulators, changes in business strategies and methods of generating revenue, the development and performance of each company’s services and products, integrating our companies, cost savings, the expected timetable for completing the Merger, general conditions in the geographic areas where we operate and our respective effective tax rates, cost structure, dividend policy, cash flows or liquidity — are forward-looking statements.

These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) the satisfaction of the conditions precedent to consummation of the Merger and the divesture of the Company’s CGS business and IHS Markit’s OPIS, CMM, PetroChem Wire and Base Chemicals businesses (together, the “proposed transaction”), including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; (ii) uncertainty relating to the impact of the Merger and the divestiture transactions on the businesses of the Company and IHS Markit, including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction and changes to existing business relationships and increased cyber risks during the pendency of the acquisition that could affect the Company’s and/or IHS Markit’s financial performance; (iii) the ability of the Company to successfully integrate IHS Markit’s operations and retain and hire key personnel; (iv) the ability of the Company to implement its plans, forecasts and other expectations with respect to IHS Markit’s business after the consummation of the proposed transaction and realize expected synergies; (v) business disruption following the proposed transaction; (vi) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including the United Kingdom’s withdrawal from the European Union, natural and man-made disasters, civil unrest, pandemics (e.g., COVID-19 and its variants (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current U.S. administration; (vii) the ability of the Company and IHS Markit to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, data breach, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (viii) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (ix) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (x) changes in debt and equity markets, including credit quality and spreads; (xi) demand for investment products that track indices and assessments, and trading volumes of certain exchange-traded derivatives; (xii) changes in financial markets, capital, credit and commodities markets and interest rates; (xiii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; (xv) the outcome of the previously announced offers to exchange any and all outstanding notes issued by IHS Markit for new notes to be issued by the Company and the solicitations of consents to adopt certain proposed amendments to each of the indentures governing the IHS Markit notes; and (xvi) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by the Company and IHS Markit from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s or IHS Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, each of the Company and IHS Markit disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/ Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Chief Corporate Counsel

Dated: January 31, 2022